                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      24
               REPORT OF INDEPENDENT AUDITORS      32

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      33
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      34
              TRUSTEE AND OFFICER INFORMATION      35

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80%
Jun 00                                                                            5.70%
Sep 00                                                                            1.30%
Dec 00                                                                            1.90%
Mar 01                                                                            1.30%
Jun 01                                                                            0.30%
Sep 01                                                                           -1.30%
Dec 01                                                                            1.70%
Mar 02                                                                            6.10%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(June 30, 1992--June 30, 2002)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                             STANDARD & POOR'S 500      LIPPER GROWTH FUND INDEX
                                                                             INDEX IS AN UNMANAGED        IS AN UNMANAGED INDEX
                                                                                INDEX GENERALLY         THAT REFLECTS THE AVERAGE
                                                                           REPRESENTATIVE OF THE U.S.     PERFORMANCE OF THE 30
                                                       PACE FUND                 STOCK MARKET.           LARGEST GROWTH FUNDS.*
                                                       ---------           --------------------------   -------------------------
6/92                                                    9422.00                     10000.00                    10000.00
                                                        9593.00                     10315.00                    10254.30
                                                       10267.00                     10835.00                    11155.50
                                                       10695.00                     11308.00                    11486.80
6/93                                                   10854.00                     11363.00                    11656.20
                                                       11281.00                     11656.00                    12215.70
                                                       11380.00                     11927.00                    12491.60
                                                       10970.00                     11474.00                    12118.00
6/94                                                   10784.00                     11523.00                    11853.00
                                                       11057.00                     12086.00                    12434.60
                                                       10959.00                     12084.00                    12295.30
                                                       11776.00                     13261.00                    13184.10
6/95                                                   13008.00                     14527.00                    14595.20
                                                       14217.00                     15681.00                    15921.20
                                                       14553.00                     16626.00                    16310.10
                                                       15460.00                     17518.00                    17044.90
6/96                                                   15671.00                     18304.00                    17608.50
                                                       16223.00                     18869.00                    18118.10
                                                       17545.00                     20442.00                    19169.60
                                                       17589.00                     20990.00                    19097.80
6/97                                                   20381.00                     24655.00                    22114.50
                                                       22953.00                     26502.00                    24381.10
                                                       22848.00                     27263.00                    24543.50
                                                       26154.00                     31065.00                    27581.80
6/98                                                   26473.00                     32091.00                    28365.20
                                                       23131.00                     28899.00                    25128.50
                                                       27870.00                     35053.00                    30848.70
                                                       28317.00                     36805.00                    32413.90
6/99                                                   30087.00                     39398.00                    34517.50
                                                       28045.00                     36936.00                    32729.80
                                                       31729.00                     42432.00                    39474.50
                                                       32234.00                     43406.00                    42348.30
6/00                                                   31293.00                     42252.00                    40583.30
                                                       30765.00                     41843.00                    40041.80
                                                       27777.00                     38569.00                    35178.70
                                                       23209.00                     33996.00                    29401.00
6/01                                                   24650.00                     35986.00                    31455.00
                                                       21279.00                     30704.00                    25393.40
                                                       23286.00                     33985.00                    28854.30
                                                       22991.00                     34079.00                    28236.80
6/02                                                   19826.00                     29513.00                    24270.20

Standard & Poor's 500 Index is a broad-based index of 500 widely held common stocks of companies chosen for market size, liquidity and industry-group representation.*

Lipper Growth Fund Index is an unmanaged index that reflects the average performance of the 30 largest growth funds.*

Pace Fund

This chart compares your fund's performance to that of the S&P 500 Index and the Lipper Growth Fund Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Lipper, Inc.

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -19.57%         -20.18%    -20.12%
------------------------------------------------------------------------------
One-year total return(2)                -24.23%         -24.17%    -20.92%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                -1.73%          -1.48%     -1.27%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 7.08%           7.20%        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                10.80%           6.34%(3)    5.93%
------------------------------------------------------------------------------
Commencement date                      07/22/69        01/10/92   08/27/93
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within the one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would need to pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would need to pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--June 30, 2002)


1.   PFIZER                      3.3%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine, and Visine.

2.   LEHMAN BROTHERS             2.9%
     Provides financial services to
     governments, corporations, and
     consumers worldwide.

3.   FANNIE MAE                  2.9%
     Works with lenders to provide
     federally mandated mortgages to low-
     and middle-income families in the
     United States.

4.   MICROSOFT                   2.7%
     Develops and supports a range of
     software products.

5.   CITIGROUP                   2.6%
     Provides financial services to
     consumer and corporate customers
     around the world.

6.   PHILIP MORRIS               2.6%
     Manufactures and sells various
     consumer products.

7.   WAL-MART STORES             2.6%
     Operates discount department stores
     and warehouse membership clubs.

8.   AMERICAN INTERNATIONAL
     GROUP (AIG)                 2.6%
     Provides insurance and other
     financial services worldwide.

9.   MERCK                       2.6%
     Develops human and animal health-care
     products.

10.  NOBLE DRILLING              2.6%
     Owns and operates offshore oil
     drilling equipment worldwide.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)


[BAR GRAPH]

                                                                       JUNE 30, 2002                      JUNE 30, 2001
                                                                       -------------                      -------------
Diversified Financial Services                                             13.40%                              7.10%
Pharmaceuticals                                                             9.00%                              7.40%
General Merchandise Stores                                                  4.50%                              0.00%
Systems Software                                                            4.00%                              4.80%
Oil & Gas Exploration and Production                                        3.40%                              0.00%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN PACE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S CORE GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE THOMAS COPPER, VICE PRESIDENT, AND GUY RUTHERFURD, MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   Like most other large-cap
investments, the fund lost ground during the reporting period, posting a -19.57 percent return for the 12 months ended June 30, 2002. By comparison, the fund's benchmark, the Standard & Poor's 500 Index, returned -17.97 percent during the same timeframe. Return for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent. If the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

    The fund's results can be explained in part by the poor performances of some of its holdings in the consumer discretionary and industrial sectors. In addition, fund performance relative to the S&P 500 was hampered by underweighted positions in the strong-performing consumer staples sector.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT OF THE PAST 12 MONTHS?

A   The market continued to be
extremely volatile. When the period began, the economy was losing steam.

The September 11 terrorist attacks contributed greatly to the 1.3 percent fall in U.S. gross domestic product (GDP) for the third quarter of 2001, the first such decline in 10 years. In response to the attacks and the weak economy, the stock market fell sharply, yet soon rebounded as investors sought to buy attractively valued securities.

    Unfortunately, the improved environment for stocks was short lived for two reasons. First, corporate earnings continued to fall well short of investors' hopes. Second, a handful of accounting scandals threatened to undermine confidence in financial reporting practices. Beginning with Enron's bankruptcy announcement in late 2001 and culminating with WorldCom's admission that it improperly recorded $3.8 billion in expenses, investors grew skeptical about the accuracy of financial documents. Stocks declined steadily, ultimately pushing the S&P 500 down to levels not seen since the days after September 11. This fall in stock prices came as evidence of an economic recovery mounted; GDP, for example, rose a surprising 6.1 percent during the first quarter of 2002.

Q   GIVEN THIS ENVIRONMENT,
    WHAT WAS YOUR STRATEGY IN MANAGING THE FUND?

A   We continued to follow our
overall approach to selecting stocks, which is to invest in large-capitalization businesses that have established themselves as industry leaders. The fund invests in a number of growth stocks, though we also pay attention to company valuations to ensure that the fund does not pay more for a business than its fundamentals suggest it's worth. In selecting stocks for the fund, we do a combination of top-down analysis and bottom-up stock picking. We begin by evaluating overall market conditions and selecting the sectors of the economy that we believe offer the most appreciation potential. Then, after establishing the areas where we wish to invest the fund's assets, we look for companies that have dominant market positions in those areas.

    During the period, we reduced the number of holdings in the fund from 117 at the start to 74 at its end. This reduction corresponded to a slightly larger average weighting in each stock. Focusing on a smaller number of stocks allowed us to monitor each portfolio holding more closely and in more depth. Another approach we used during the past 12 months was to trim positions in stocks as they reached what we designated as their target price or plateau. Our goal was to lock in gains and reinvest proceeds into companies that we thought would have more future appreciation potential.

Q   WHAT WERE SOME OF THE
    STOCKS THAT MOST HELPED FUND PERFORMANCE DURING THE PERIOD?

A   Newmont Mining, a gold-mining
stock, provided the largest positive contribution to performance. Gold stocks such as Newmont are negatively correlated to the broad stock market--in other words, they tend to move in opposite directions. When the economy is uncertain, as it was during the last 12 months, gold often becomes more valuable because its value is perceived to be relatively stable and intrinsic. Newmont and other gold stocks benefited from this perception during the period.

    The fund also benefited from its investment in two leading discount retailers, Target and Wal-Mart Stores. These companies continued to display strong fundamentals in a difficult environment for many retailers. Consumers, looking for attractive prices in a slowing economy, helped drive strong growth at these operations. For both Target and Wal-Mart, we picked up the stocks at what we believed were attractive valuations, adding to the fund's return during the period.

    Also helping the fund's results was our decision to underweight certain poor-performing stocks relative to their size in the S&P 500. For example, IBM saw its stock fall steadily during the reporting period, yet our decision for the fund to own less of the company than the benchmark helped relative performance. Similarly, maintaining underweight positions in General Electric and telecommunications giant SBC Communications boosted results on a relative basis, though their overall performance was negative.

    Keep in mind that not all of the stocks in the fund performed favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WERE ANY STOCKS
    DISAPPOINTING PERFORMERS?

A   Many of the fund's most
disappointing investments during the last 12 months were large-cap growth stocks commonly seen as leaders in their field. After several years of strong performance, this area of the market encountered difficulty, especially relative to their smaller-capitalization counterparts.

    The stock that most hurt results was Tyco International, which faced questions about its accounting methods, and later was embroiled in a corporate governance scandal when its CEO resigned after facing indictment for tax fraud. The combination of the fund's relatively large position in this stock along with its sharp decline in value made this a significant disappointment for the fund.

    Fund returns were also hurt by a handful of investments in growth stocks with once-strong outlooks that later were called into question. Sprint PCS Group was just one example. The fund invested in Sprint PCS because we were attracted to the high quality of the wireless communications provider's U.S. network. Unfortunately, as the economic downturn gathered steam and the fundamentals for all wireless communications stocks deteriorated, the fund's overweight position in Sprint PCS proved to be a drag on fund results. Another example was media conglomerate AOL Time Warner. AOL's stock fell after the dramatic slowdown in advertising spending made the company's stated growth targets highly unrealistic.

    Some of the largest holdings in the fund--as well as in the index-- performed negatively during the period. As a result, their impact was magnified because they represented a sizeable percentage of fund assets. These included large-cap market leaders such as General Electric, Citigroup, Waste Management and Microsoft. However, these are all companies that do business internationally and, if the dollar continues to weaken, should benefit as a result of improving overseas revenue and earnings growth.

Q   WHAT DO YOU SEE AHEAD
    FOR THE FUND?

A   The economy is coming out of
recession, a process that we believe may take some time to complete. An extended recovery process may mean a longer, more sustainable positive business cycle. We expect different sectors of the economy to recover at different times. In our opinion, the information technology sector is not likely to rebound until 2003. Businesses have yet to resume their capital investments, though consumers, buoyed by low interest rates, have continued to spend at a surprisingly strong pace. In addition to the lower rates, changing demographics should continue to drive growth in housing and housing-related sectors. In this market environment, our approach will continue to be to select the best stocks that we can for the fund. We believe the portfolio is currently positioned to capitalize on an economic rebound, with a good mix of both long-term and cyclical growth stocks. In the meantime, we will continue to monitor changes in the economy and the market, selecting those economic sectors and stocks for the fund that we believe represent the most attractive investment opportunities for the fund's shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings called Class A, Class B and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  95.3%
AEROSPACE & DEFENSE  1.1%
United Technologies Corp. ................................     299,600   $   20,342,840
                                                                         --------------

AIRLINES  1.9%
Southwest Airlines Co. ...................................   2,240,000       36,198,400
                                                                         --------------

APPLICATION SOFTWARE  0.8%
SAP AG--ADR (Germany).....................................     615,000       14,938,350
                                                                         --------------

BANKS  2.1%
Bank of New York Co., Inc. ...............................   1,177,000       39,723,750
                                                                         --------------
BIOTECHNOLOGY  1.1%
Genentech, Inc. (a).......................................     435,000       14,572,500
MedImmune, Inc. (a).......................................     250,000        6,600,000
                                                                         --------------
                                                                             21,172,500
                                                                         --------------
BREWERS  1.0%
Anheuser-Busch Co., Inc. .................................     387,000       19,350,000
                                                                         --------------
BROADCASTING & CABLE TV  2.7%
Clear Channel Communications, Inc. (a)....................     535,000       17,130,700
Comcast Corp., Class A (a)................................   1,415,000       33,733,600
                                                                         --------------
                                                                             50,864,300
                                                                         --------------
COMPUTER HARDWARE  1.0%
Concurrent Computer Corp. (a).............................   1,150,000        5,347,500
International Business Machines Corp. ....................     185,000       13,320,000
                                                                         --------------
                                                                             18,667,500
                                                                         --------------
COMPUTER STORAGE & PERIPHERALS  0.5%
Lexmark International, Inc., Class A (a)..................     160,000        8,704,000
                                                                         --------------

CONSTRUCTION & FARM MACHINERY  0.6%
Deere & Co. ..............................................     214,000       10,250,600
                                                                         --------------

DATA PROCESSING SERVICES  2.2%
First Data Corp. .........................................   1,090,000       40,548,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DIVERSIFIED FINANCIAL SERVICES  12.7%
Citigroup, Inc. ..........................................   1,213,066   $   47,006,307
Fannie Mae................................................     698,900       51,543,875
Freddie Mac...............................................     363,900       22,270,680
J.P. Morgan Chase & Co. ..................................   1,065,450       36,140,064
Lehman Brothers Holdings, Inc. ...........................     832,000       52,016,640
Nasdaq-100 Index Tracking Stock (a).......................     600,000       15,642,000
SLM Corp. ................................................     130,000       12,597,000
                                                                         --------------
                                                                            237,216,566
                                                                         --------------
DIVERSIFIED METALS & MINING  1.8%
Phelps Dodge Corp. (a)....................................     800,000       32,960,000
                                                                         --------------

ELECTRIC UTILITIES  0.7%
Entergy Corp. ............................................     307,000       13,029,080
                                                                         --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.5%
Millipore Corp. (a).......................................     310,000        9,913,800
                                                                         --------------

GENERAL MERCHANDISE STORES  4.3%
Target Corp. .............................................     874,000       33,299,400
Wal-Mart Stores, Inc. ....................................     844,000       46,428,440
                                                                         --------------
                                                                             79,727,840
                                                                         --------------
GOLD  1.3%
Newmont Mining Corp. .....................................     910,000       23,960,300
                                                                         --------------

HEALTH CARE DISTRIBUTORS & SERVICES  1.4%
Laboratory Corporation of America Holdings (a)............     590,000       26,933,500
                                                                         --------------

HEALTH CARE FACILITIES  1.9%
HCA, Inc. ................................................     731,000       34,722,500
                                                                         --------------

HEALTH CARE SUPPLIES  1.3%
Allergan, Inc. ...........................................     365,000       24,363,750
                                                                         --------------

HOME IMPROVEMENT RETAIL  1.2%
Home Depot, Inc. .........................................     616,000       22,625,680
                                                                         --------------

HOMEBUILDING  0.9%
Lennar Corp. .............................................     281,000       17,197,200
                                                                         --------------

INDUSTRIAL CONGLOMERATES  2.0%
General Electric Co. .....................................   1,279,300       37,163,665
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INDUSTRIAL MACHINERY  1.1%
Flowserve Corp. (a).......................................     200,000   $    5,960,000
Roper Industries, Inc. ...................................     384,800       14,353,040
                                                                         --------------
                                                                             20,313,040
                                                                         --------------
INTEGRATED OIL & GAS  3.1%
Conoco, Inc. .............................................     840,000       23,352,000
Exxon Mobil Corp. ........................................     830,362       33,978,413
                                                                         --------------
                                                                             57,330,413
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  1.3%
SBC Communications, Inc. .................................     475,000       14,487,500
Verizon Communications, Inc. .............................     248,404        9,973,421
                                                                         --------------
                                                                             24,460,921
                                                                         --------------
IT CONSULTING & SERVICES  1.5%
SunGard Data Systems, Inc. (a)............................   1,030,000       27,274,400
                                                                         --------------

MANAGED HEALTH CARE  2.4%
Aetna, Inc. ..............................................     490,000       23,505,300
UnitedHealth Group, Inc. .................................     224,400       20,543,820
                                                                         --------------
                                                                             44,049,120
                                                                         --------------
MOVIES & ENTERTAINMENT  2.4%
AOL Time Warner, Inc. (a).................................     664,220        9,770,676
Viacom, Inc., Class B (a).................................     795,000       35,274,150
                                                                         --------------
                                                                             45,044,826
                                                                         --------------
MULTI-LINE INSURANCE  2.5%
American International Group, Inc. .......................     677,435       46,221,390
                                                                         --------------

NETWORKING EQUIPMENT  1.8%
Avaya, Inc. (a)...........................................   1,830,000        9,058,500
Cisco Systems, Inc. (a)...................................   1,748,800       24,395,760
                                                                         --------------
                                                                             33,454,260
                                                                         --------------
OIL & GAS DRILLING  2.4%
Noble Drilling Corp. (a)..................................   1,179,000       45,509,400
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  2.3%
Baker Hughes, Inc. .......................................   1,262,000       42,011,980
                                                                         --------------

OIL & GAS EXPLORATION & PRODUCTION  3.2%
Apache Corp. .............................................     415,800       23,900,184
Devon Energy Corp. .......................................     248,000       12,221,440
EnCana Corp. (Canada).....................................     775,000       23,715,000
                                                                         --------------
                                                                             59,836,624
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
OIL & GAS REFINING & MARKETING  1.0%
Valero Energy Corp. ......................................     490,000   $   18,335,800
                                                                         --------------

PAPER PRODUCTS  1.0%
Bowater, Inc. ............................................     125,000        6,796,250
International Paper Co. ..................................     280,000       12,202,400
                                                                         --------------
                                                                             18,998,650
                                                                         --------------
PHARMACEUTICALS  8.6%
Johnson & Johnson.........................................     637,000       33,289,620
Merck & Co., Inc. ........................................     899,700       45,560,808
Pfizer, Inc. .............................................   1,677,725       58,720,375
Wyeth.....................................................     444,000       22,732,800
                                                                         --------------
                                                                            160,303,603
                                                                         --------------
PROPERTY & CASUALTY  1.6%
XL Capital Ltd., Class A (Bermuda)........................     362,000       30,661,400
                                                                         --------------

RAILROADS  1.6%
CSX Corp. ................................................     855,000       29,967,750
                                                                         --------------

RESTAURANTS  0.6%
McDonald's Corp. .........................................     405,000       11,522,250
                                                                         --------------

SEMICONDUCTORS  2.5%
Intel Corp. ..............................................     670,000       12,240,900
Taiwan Semiconductor Manufacturing Company Ltd.--ADR
  (Taiwan-Republic of China) (a)..........................   1,606,000       20,878,000
Texas Instruments, Inc. ..................................     535,000       12,679,500
                                                                         --------------
                                                                             45,798,400
                                                                         --------------
SPECIALTY STORES  0.7%
Toys 'R' Us, Inc. (a).....................................     703,000       12,281,410
                                                                         --------------

SYSTEMS SOFTWARE  3.8%
Microsoft Corp. (a).......................................     870,400       47,610,880
Network Associates, Inc. (a)..............................     845,000       16,283,150
Veritas Software Corp. (a)................................     333,000        6,590,070
                                                                         --------------
                                                                             70,484,100
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  2.0%
Motorola, Inc. ...........................................     830,000       11,968,600
Nokia Corp.--ADR (Finland)................................   1,600,000       23,168,000
Scientific-Atlanta, Inc. .................................     154,000        2,533,300
                                                                         --------------
                                                                             37,669,900
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TOBACCO  2.5%
Philip Morris Co., Inc. ..................................   1,072,000   $   46,824,960
                                                                         --------------

WIRELESS TELECOMMUNICATION SERVICES  0.4%
Sprint Corp.--PCS Group (a)...............................   1,825,000        8,157,750
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  95.3%
  (Cost $1,846,016,268)...............................................    1,777,086,468
                                                                         --------------

SHORT-TERM INVESTMENTS  5.4%

REPURCHASE AGREEMENT  4.8%
Banc of America Securities LLC ($89,898,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/28/02, to
  be sold on 07/01/02 at $89,912,234).................................       89,898,000
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.6%
Federal Home Loan Bank Disc Nts ($10,000,000 par, yielding 1.707%,
  09/30/02 maturity) (b)..............................................        9,957,028
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $99,855,028)..................................................       99,855,028
                                                                         --------------

TOTAL INVESTMENTS  100.7%
  (Cost $1,945,871,296)...............................................    1,876,941,496
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%).........................      (12,594,740)
                                                                         --------------
NET ASSETS  100.0%....................................................   $1,864,346,756
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002

ASSETS:
Total Investments (Cost $1,945,871,296).....................  $1,876,941,496
Cash........................................................          63,380
Receivables:
  Investments Sold..........................................      16,776,065
  Dividends.................................................       1,280,901
  Fund Shares Sold..........................................         131,838
  Interest..................................................          14,234
Other.......................................................         331,848
                                                              --------------
    Total Assets............................................   1,895,539,762
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      26,345,949
  Fund Shares Repurchased...................................       2,290,186
  Distributor and Affiliates................................         994,732
  Investment Advisory Fee...................................         754,328
  Variation Margin on Futures...............................          43,225
Trustees' Deferred Compensation and Retirement Plans........         392,840
Accrued Expenses............................................         371,746
                                                              --------------
    Total Liabilities.......................................      31,193,006
                                                              --------------
NET ASSETS..................................................  $1,864,346,756
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,222,523,197
Accumulated Undistributed Net Investment Income.............       1,835,685
Net Unrealized Depreciation.................................     (69,856,984)
Accumulated Net Realized Loss...............................    (290,155,142)
                                                              --------------
NET ASSETS..................................................  $1,864,346,756
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $1,798,366,828 and 222,557,639 shares of
      beneficial interest issued and outstanding)...........  $         8.08
    Maximum sales charge (5.75%* of offering price).........             .49
                                                              --------------
    Maximum offering price to public........................  $         8.57
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $58,280,070 and 7,367,684 shares of
      beneficial interest issued and outstanding)...........  $         7.91
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $7,699,858 and 970,232 shares of
      beneficial interest issued and outstanding............  $         7.94
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $87,451).....  $  23,546,431
Interest....................................................      4,572,664
                                                              -------------
    Total Income............................................     28,119,095
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     10,513,142
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $5,411,034, $738,837 and $96,756,
  respectively).............................................      6,246,627
Shareholder Services........................................      3,377,010
Custody.....................................................        151,270
Legal.......................................................         77,940
Trustees' Fees and Related Expenses.........................         45,047
Other.......................................................        892,475
                                                              -------------
  Total Expenses............................................     21,303,511
  Less Credits Earned on Cash Balances......................         19,976
                                                              -------------
  Net Expenses..............................................     21,283,535
                                                              -------------
NET INVESTMENT INCOME.......................................  $   6,835,560
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(185,875,457)
  Futures...................................................     (3,246,837)
  Foreign Currency Transactions.............................           (534)
                                                              -------------
Net Realized Loss...........................................   (189,122,828)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    228,917,363
  End of the Period:
    Investments.............................................    (68,929,800)
    Futures.................................................       (927,677)
    Foreign Currency Translation............................            493
                                                              -------------
                                                                (69,856,984)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (298,774,347)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(487,897,175)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(481,061,615)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                        YEAR ENDED        YEAR ENDED
                                                      JUNE 30, 2002      JUNE 30, 2001
                                                      ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................ $    6,835,560    $     8,398,644
Net Realized Loss....................................   (189,122,828)       (52,723,328)
Net Unrealized Depreciation During the Period........   (298,774,347)      (703,201,009)
                                                      --------------    ---------------
Change in Net Assets from Operations.................   (481,061,615)      (747,525,693)
                                                      --------------    ---------------

Distributions from Net Investment Income:
  Class A Shares.....................................     (9,646,873)       (20,509,406)
  Class B Shares.....................................            -0-                -0-
  Class C Shares.....................................            -0-                -0-
                                                      --------------    ---------------
                                                          (9,646,873)       (20,509,406)
                                                      --------------    ---------------

Distributions from Net Realized Gain:
  Class A Shares.....................................            -0-       (157,957,819)
  Class B Shares.....................................            -0-         (6,051,096)
  Class C Shares.....................................            -0-           (733,303)
                                                      --------------    ---------------
                                                                 -0-       (164,742,218)
                                                      --------------    ---------------
Total Distributions..................................     (9,646,873)      (185,251,624)
                                                      --------------    ---------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............................   (490,708,488)      (932,777,317)
                                                      --------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................     74,226,978        141,699,396
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................      9,005,589        172,576,941
Cost of Shares Repurchased...........................   (335,237,439)      (472,255,453)
                                                      --------------    ---------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS...............................   (252,004,872)      (157,979,116)
                                                      --------------    ---------------
TOTAL DECREASE IN NET ASSETS.........................   (742,713,360)    (1,090,756,433)
NET ASSETS:
Beginning of the Period..............................  2,607,060,116      3,697,816,549
                                                      --------------    ---------------
End of the Period (Including accumulated
  undistributed net investment income of $1,835,685
  and $4,646,781, respectively)...................... $1,864,346,756    $ 2,607,060,116
                                                      ==============    ===============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED JUNE 30,
CLASS A SHARES                     ----------------------------------------------------
                                     2002       2001       2000       1999       1998
                                   ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $  10.09   $  13.63   $  15.47   $  14.97   $  13.87
                                   --------   --------   --------   --------   --------
  Net Investment Income..........       .03        .04        .11        .12        .12
  Net Realized and Unrealized
    Gain/Loss....................     (2.00)     (2.86)       .46       1.74       3.54
                                   --------   --------   --------   --------   --------
Total from Investment
  Operations.....................     (1.97)     (2.82)       .57       1.86       3.66
                                   --------   --------   --------   --------   --------
Less:
  Distributions from Net
    Investment Income............       .04        .08        .12        .11        .14
  Distributions from Net Realized
    Gain.........................       -0-        .64       2.29       1.25       2.42
                                   --------   --------   --------   --------   --------
Total Distributions..............       .04        .72       2.41       1.36       2.56
                                   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $   8.08   $  10.09   $  13.63   $  15.47   $  14.97
                                   ========   ========   ========   ========   ========

Total Return (a).................   -19.57%    -21.23%      4.01%     13.65%     29.89%
Net Assets at End of the Period
  (In millions)..................  $1,798.4   $2,505.0   $3,542.4   $3,905.1   $3,661.4
Ratio of Expenses to Average Net
  Assets.........................      .92%       .87%       .82%       .83%       .88%
Ratio of Net Investment Income to
  Average Net Assets.............      .33%       .30%       .72%       .78%       .80%
Portfolio Turnover...............       93%       117%        71%        94%        67%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED JUNE 30,
CLASS B SHARES                         ------------------------------------------------
                                        2002       2001       2000      1999      1998
                                       ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  9.91    $ 13.40    $15.24    $14.77    $13.73
                                       -------    -------    ------    ------    ------
  Net Investment Income/Loss.........     (.04)      (.05)     (.01)      .00       .05
  Net Realized and Unrealized
    Gain/Loss........................    (1.96)     (2.80)      .46      1.72      3.47
                                       -------    -------    ------    ------    ------
Total from Investment Operations.....    (2.00)     (2.85)      .45      1.72      3.52
                                       -------    -------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income...........................      -0-        -0-       -0-       -0-       .06
  Distributions from Net Realized
    Gain.............................      -0-        .64      2.29      1.25      2.42
                                       -------    -------    ------    ------    ------
Total Distributions..................      -0-        .64      2.29      1.25      2.48
                                       -------    -------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...  $  7.91    $  9.91    $13.40    $15.24    $14.77
                                       =======    =======    ======    ======    ======

Total Return (a).....................  -20.18%    -21.79%     3.20%    12.79%    28.92%
Net Assets at End of the Period (In
  millions)..........................  $  58.3    $  89.8    $137.7    $151.8    $140.3
Ratio of Expenses to Average Net
  Assets.............................    1.68%      1.56%     1.62%     1.61%     1.66%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............    (.43%)     (.40%)    (.06%)       0%      .03%
Portfolio Turnover...................      93%       117%       71%       94%       67%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED JUNE 30,
CLASS C SHARES                          -----------------------------------------------
                                         2002      2001       2000      1999      1998
                                        -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $ 9.94    $ 13.43    $15.28    $14.79    $13.75
                                        ------    -------    ------    ------    ------
  Net Investment Income/Loss..........    (.04)      (.03)     (.03)      -0-       .03
  Net Realized and Unrealized
    Gain/Loss.........................   (1.96)     (2.82)      .47      1.74      3.48
                                        ------    -------    ------    ------    ------
Total from Investment Operations......   (2.00)     (2.85)      .44      1.74      3.51
                                        ------    -------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income............................     -0-        -0-       -0-       -0-       .05
  Distributions from Net Realized
    Gain..............................     -0-        .64      2.29      1.25      2.42
                                        ------    -------    ------    ------    ------
Total Distributions...................     -0-        .64      2.29      1.25      2.47
                                        ------    -------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD....  $ 7.94    $  9.94    $13.43    $15.28    $14.79
                                        ======    =======    ======    ======    ======

Total Return (a)......................  -20.12%   -21.75%     3.13%    12.91%    28.87%
Net Assets at End of the Period (In
  millions)...........................  $  7.7    $  12.2    $ 17.7    $ 13.0    $ 11.7
Ratio of Expenses to Average Net
  Assets..............................   1.68%      1.45%     1.62%     1.61%     1.66%
Ratio of Net Investment Income/Loss to
  Average Net Assets..................   (.43%)     (.29%)    (.10%)     .01%      .04%
Portfolio Turnover....................     93%       117%       71%       94%       67%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $224,254,302, which will expire on June 30, 2010.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,950,784,240
                                                                ==============
Gross tax unrealized appreciation...........................    $  156,692,546
Gross tax unrealized depreciation...........................      (230,535,290)
                                                                --------------
Net tax unrealized depreciation on investments..............    $  (73,842,744)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                               2002           2001
Distributions paid from:
  Ordinary income.........................................  $9,646,122    $ 20,555,249
  Long-term capital gain..................................         -0-     164,696,375
                                                            ----------    ------------
                                                            $9,646,122    $185,251,624
                                                            ==========    ============

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to a distribution totaling $751, and a currency loss totaling $534 were

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

reclassified from accumulated net realized loss to accumulated undistributed net investment income.

    As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $2,276,444

    Net realized gains and losses may differ for financial reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year and open futures contracts at June 30, 2002.

F. EXPENSE REDUCTIONS During the year ended June 30, 2002, the Fund's custody fee was reduced by $19,976 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $1 billion............................................       .50%
Next $1 billion.............................................       .45%
Next $1 billion.............................................       .40%
Over $3 billion.............................................       .35%

    For the year ended June 30, 2002, the Fund recognized expenses of approximately $77,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $131,900, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $2,875,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $262,412 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of Van Kampen, totaling $366,557.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $2,115,804,922, $93,731,548 and $12,986,727 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,442,783    $  59,014,618
  Class B...............................................    1,482,931       13,449,165
  Class C...............................................      192,686        1,763,195
                                                          -----------    -------------
Total Sales.............................................    8,118,400    $  74,226,978
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      970,430    $   9,005,589
  Class B...............................................          -0-              -0-
  Class C...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................      970,430    $   9,005,589
                                                          ===========    =============
Repurchases:
  Class A...............................................  (33,129,435)   $(302,966,287)
  Class B...............................................   (3,174,794)     (28,261,290)
  Class C...............................................     (453,532)      (4,009,862)
                                                          -----------    -------------
Total Repurchases.......................................  (36,757,761)   $(335,237,439)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

    At June 30, 2001, capital aggregated $2,350,751,002, $108,543,673 and
$15,233,394 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    8,900,012    $ 103,551,340
  Class B...............................................    2,935,799       32,745,692
  Class C...............................................      492,716        5,402,364
                                                          -----------    -------------
Total Sales.............................................   12,328,527    $ 141,699,396
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................   14,793,749    $ 166,133,805
  Class B...............................................      521,586        5,773,964
  Class C...............................................       60,178          669,172
                                                          -----------    -------------
Total Dividend Reinvestment.............................   15,375,513    $ 172,576,941
                                                          ===========    =============
Repurchases:
  Class A...............................................  (35,234,549)   $(411,039,077)
  Class B...............................................   (4,667,597)     (53,650,814)
  Class C...............................................     (643,273)      (7,565,562)
                                                          -----------    -------------
Total Repurchases.......................................  (40,545,419)   $(472,255,453)
                                                          ===========    =============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon will automatically convert to Class A Shares after the eighth year following purchase. Class B Shares purchased before June 1, 1996, and any dividend reinvestment Class B Shares received thereon automatically convert to Class A Shares after the sixth year following purchase. For the years ended June 30, 2002 and 2001, 760,119 and 915,717, respectively, Class B Shares automatically converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon automatically convert to Class A Shares ten years after the end of the calendar month in which such shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended June 30, 2002 and 2001, no Class C Shares converted to Class A Shares. The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                              CONTINGENT DEFERRED SALES
                                                              CHARGE AS A PERCENTAGE OF
                                                                DOLLAR AMOUNT SUBJECT
                                                                      TO CHARGE
                                                              -------------------------
                     YEAR OF REDEMPTION                       CLASS B          CLASS C
First.......................................................    5.00%            1.00%
Second......................................................    4.00%             None
Third.......................................................    3.00%             None
Fourth......................................................    2.50%             None
Fifth.......................................................    1.50%             None
Sixth and Thereafter........................................     None             None

    For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $144,600 and CDSC on redeemed shares of approximately $121,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,930,731,978 and $2,091,419,997, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 2002, were as follows:

                                                                CONTRACTS
Outstanding at June 30, 2001................................        170
Futures Opened..............................................        968
Futures Closed..............................................     (1,047)
                                                                 ------
Outstanding at June 30, 2002................................         91
                                                                 ======

    The futures contracts outstanding as of June 30, 2002, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  S&P 500 Index Futures September 02 (Current Notional Value
    of $247,525 per contract)...............................     91          (927,677)
                                                                 ==          ========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $826,500 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $202,300.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Pace Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Pace Fund (the "Fund"), as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended June 30, 1999 were audited by other auditors whose report dated July 28, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
August 6, 2002

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PACE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distribution paid by the Fund during its taxable year ended June 30, 2002. For corporate shareholders, 100% of the distributions qualify for the dividend received reductions. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              57
1632 Morning Mountain Road                 since 1991  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (63)          Trustee      Trustee     Trustee/Director of funds      57       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 1999  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      57
Sears Tower                                since 1995  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        57
1744 R Street, N.W.                        since 1995  German Marshall Fund of
Washington, D.C. 20009                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              57
423 Country Club Drive                     since 1995  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Communications           57       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993-2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee      Trustee     President and Chief            57
1221 Avenue of the Americas                since 1999  Operating Officer of
21st Floor                                             Morgan Stanley Investment
New York, NY 10020                                     Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman and
                                                       Chief Executive Officer
                                                       since June 1998, and
                                                       Director since January
                                                       1998 of Morgan Stanley
                                                       Trust. Director of
                                                       various Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           94
1 Parkview Plaza              President    since 1999  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan Stanley
                                                       Asset Management Inc.
                                                       Trustee/Director and
                                                       President or Trustee,
                                                       President and Chairman of
                                                       the Board of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        94
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1998  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                                 Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of the Americas   Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
22nd Floor                                                         Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (47)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
                                                                   Fund Accounting for Morgan Stanley Investment Management.

John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
14, 114, 214                                                   Member NASD/SIPC.
PACE ANR 8/02                                                    6928H02-AP-8/02